iShares®

iShares U.S. ETF Trust

Supplement dated May 29, 2026

to the currently effective

Statement of Additional Information (“SAI”) for the

iShares Transition-Enabling Metals ETF (TMET) (the “Fund”)

This supplement includes and supersedes information contained in the supplement to the Summary Prospectus, Prospectus and SAI dated March 27, 2026.

The following changes are effective on May 29, 2026 (the “Effective Date”):

	Current	New

Fund Name	iShares Transition-Enabling Metals ETF	iShares Strategic Metals ETF

Fund Ticker	TMET	ISTM

Underlying Index	ICE Clean Energy Transition Metals Index	ICE Strategic Re-Industrialization Metals Index

Investment Objective	Seeks to track the investment results of an index that provides exposure to metals that are essential to a wide range of clean energy technologies supporting the transition to a low-carbon economy.

Seeks to track the investment results of a commodities futures index that provides strategic exposure to metals that are essential to several structural themes, such as AI infrastructure, manufacturing, energy production and distribution, and national security.

Accordingly, as of the Effective Date, all references in the SAI to “iShares Transition-Enabling Metals ETF,” “TMET” and “ICE Clean Energy Transition Metals Index” are replaced with the Fund’s new name, new ticker, or new Underlying Index, respectively.

The Construction and Maintenance of the Underlying Index section is deleted in its entirety and replaced with the following:

A description of the Fund’s Underlying Index is provided below.

With respect to certain underlying indexes of the iShares funds, BFA or its affiliates have held discussions with the applicable index provider regarding their business interest in licensing an index to track a particular market segment and conveyed investment concepts and strategies that could be considered for the index. The index provider designed and constituted such indices using concepts conveyed by BFA or its affiliates. For certain of these indices, the relevant fund may be the first or sole user of the underlying index. In its sole discretion, the index provider determines the composition of the securities and other instruments in such underlying index, the rebalance protocols of the underlying index, the weightings of the securities and other instruments in the underlying index, and any updates to the methodology. From time to time, BFA or its affiliates may also provide input relating to possible methodology changes of such underlying index pursuant to the index provider’s consultation process or pursuant to other communications with the index provider.

ICE Strategic Re-Industrialization Metals Index

Number of Components: approximately 12 (reviewed annually)

Index Description. The ICE Strategic Re-Industrialization Metals Index measures the performance of a long-only basket of exchange-traded commodity metal futures contracts representing underlying metals that have at least 50% of their end use from re-industrialization related applications, including Artificial Intelligence (“AI”) infrastructure, manufacturing, energy production and distribution, and national security, as determined by the Commodity Index Advisory Committee (“Advisory Committee”) established by ICE Data Indices, LLC (“IDI” or the “Index Provider”). To be eligible for review by the Advisory Committee, futures contracts must be U.S. dollar denominated; listed on the New York

Mercantile Exchange, Chicago Mercantile Exchange, London Metal Exchange, or ICE Futures; and have a total trading volume of at least 5 million contracts per annual period. When reviewing eligible futures contracts for inclusion in the Underlying Index, the Advisory Committee uses government, agency and private company data and reports relating to the current and expected future usage of metals that derive at least 50% of their end use from re-industrialization related applications, and considers eligible contracts of metals that exhibit a favorable supply-demand outlook and are not subject to prolonged oversupply dynamics when reviewing eligible futures contracts. The eligible copper, aluminum, silver, nickel, zinc, and platinum commodity metals futures are reviewed annually by the Advisory Committee.

Index Methodology. The Underlying Index maintains a long position for each commodity futures contract, typically targeting futures contracts with 12-month expiration. However, because futures contracts, by their terms, have stated expirations (typically on a monthly basis), an index of futures contracts can only be calculated by reference to contracts with specific expirations. Moreover, as the contract that is used to calculate the value of the Underlying Index at a particular time approaches expiration, it is necessary to transfer, or “roll” the exposure from that contract into the next (or another) available contract expiration. Contracts in the Underlying Index are rolled on a monthly basis into the next available 12-month expiration (the “Roll-In Contract”), except platinum, copper and silver, which roll four and five times a year, respectively. The “Roll Period” is the 5th to 9th business day of each designated roll month in which a contract roll takes place. The quarterly rebalancing among the contracts occurs simultaneously with any rolling of contracts after the close of the 5th to 9th business day in January, April, July, and October each year. For each commodity, the prices of eligible contracts are fitted to a linear regression to select the two most backward-dated contracts for generating positive roll yields.

The rebalancing contract weights are calculated based on two factors: (i) liquidity, which is defined by the Index Provider as the aggregated product of daily settlement prices and volumes (50% weight), and (ii) the average global production quantity of the relevant commodity, calculated by the Index Provider based on the latest year in which all the contract production numbers are available (50% weight). Contract weights are subject to a maximum weight of the lesser of a) 30% or b) 10 times its liquidity weight. Excess weight from the implementation of these constraints is redistributed among the remaining contracts on a pro-rata basis. If the redistribution of excess weight to cap any commodity at 30% results in another commodity exceeding 30%, the capping is re-run on the remaining commodities.

The liquidity weight is measured by aggregating the product of the daily settlement prices and volumes for the specific contract held in the Underlying Index or the Roll-In Contract for the 12-month period ending two months prior to the Roll Period. This is then divided by the sum of the same calculation for all contracts held in the Underlying Index. For example, for the July Roll Period, the measurement would take place from June 1st of the prior year to May 31st of the current year. These values would be multiplied by the corresponding contract size.

The production weight is calculated using the Average Global Production Quantity (AGPQ) from the latest year in which all the futures contract production numbers are available. The Global Production Value of each contract during each year will be calculated in U.S. Dollars based on the AGPQ of the relevant commodity multiplied by the number of units in which those quantities are quoted times the Average Reference Price of the applicable contract over the preceding one-year period. The Average Reference Price (ARP) is calculated as the average of the official settlement or similar prices posted by the relevant exchange or its clearing house for a contract on each trading day during the 12-month period. In addition, the ARP would be taken from the same contracts used for the calculation of the liquidity weight.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

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